Exhibit 10.27

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 24b-2 under the Exchange Act of 1934, as amended.  Confidential Portions are marked: [***]

AMENDMENT TO NOTICE OF GRANT AWARD – RFA 13-03A - CIRM Strategic Partnership III
Track A Awards
 California Institute for Regenerative Medicine
Amendment Number:  1
Amendment Date:  11/26/14
Grant Number:	SP3A-07552	Total Award Amount:	$14,323,318
Grantee Name:	Asterias Biotherapeutics	Project Period Start Date:	10/1/2014
Grantee ID:	PR-Y0035A-SF	Project Period End Date:	9/30/2018
Principal Investigator:	Jane Stephanie Lebkowki
Project Title:	A Phase I/IIa Dose Escalation Safety Study of AST-OPC1 in Patients with Cervical Sensorimotor Complete Spinal Cord Injury

Authorized Organization Official and Address: Katharine E. Spink Chief Operating Officer 230 Constitution Dr. Menlo Park, CA 94025		Official and Address to Receive Payments: Katharine E. Spink, Ph.D. 230 Constitution Drive Menlo Park, CA 94025

This Amendment is CIRM-initiated in response to condition F of the original Notice of Grant Award.  The terms and conditions of the original NGA and any prior Amendments to the NGA continue in full force and effect as specified below.  The following changes are effective immediately:

A.	Change in Milestones and Release of Funds for Process Development activities

This Amendment provides final, negotiated Milestones for Process Development activities and releases funding for these activities.  This Amendment also revises previously, negotiated Clinical Milestones.  The complete, final set of negotiated Milestones is attached in Appendix A to this Amendment.

B.	Rebudgeting & Payments

Based on negotiated Milestones, the budget has been revised as follows:

	Revised Year 1	Revised Year 2	Revised Year 3	Revised Year 4
Personnel Costs	$[***]	$[***]	$[***]	$[***]
Travel	$[***]	$[***]	$[***]	$[***]
Supplies	$[***]	$[***]	$[***]	$[***]
Equipment	$[***]	$[***]	$[***]	$[***]
Consultants/Subcontracts	$[***]	$[***]	$[***]	$[***]
Total Direct Project Costs	$[***]	$[***]	$[***]	$[***]
Facilities Costs	$[***]	$[***]	$[***]	$[***]
Indirect Costs	$[***]	$[***]	$[***]	$[***]
TOTAL COSTS	$5,310,115	$4,975,178	$3,221,962	$815,989

Payment Schedule
Payment	Budget Year	Date	Amount	Status
1/17	1	10/23/14	$916,554	Paid
2/17	1	12/15/14	$1,207,492	Scheduled
3/17	1	1/1/15	$1,062,023	Scheduled
4/17	1	4/1/15	$1,062,023	Scheduled
5/17	1	7/1/15	$1,062,023	Scheduled

6/17	2	10/1/15	$1,243,794	Scheduled
7/17	2	1/1/16	$1,243,795	Scheduled
8/17	2	4/1/16	$1,243,794	Scheduled
9/17	2	7/1/16	$1,243,795	Scheduled
10/17	3	10/1/16	$805,490	Scheduled
11/17	3	1/1/17	$805,491	Scheduled
12/17	3	4/1/17	$805,490	Scheduled
13/17	3	7/1/17	$805,491	Scheduled
14/17	4	10/1/17	$203,997	Scheduled
15/17	4	1/1/18	$203,997	Scheduled
16/17	4	4/1/18	$203,997	Scheduled
17/17	4	7/1/18	$203,998	Scheduled

By continuing to accept and use CIRM funds provided under this award, Grantee and Principal Investigator accept the modified terms reflected in this Amendment.

Patricia Olson, Ph.D.
 Executive Director of Scientific Activities, CIRM

APPENDIX A – Confidential          SP3A-07552

AMENDMENT TO NOTICE OF GRANT AWARD – RFA 13-03A - Strategic Partnership III – Part A
Awards
 California Institute for Regenerative Medicine

Grant Number:	SP3A-07552	Total Award Amount:	$14,323,318
Grantee Name:	Asterias Biotherapeutics, Inc.	Project Period Start Date:	10/1/2014
Grantee ID:	PR-Y0035A-SF	Project Period End Date:	9/30/2018
Principal Investigator:	Jane Stephanie Lebkowki
Project Title:	A Phase I/IIa Dose Escalation Safety Study of AST-OPC1 in Patients with Cervical Sensorimotor Complete Spinal Cord Injury

Milestone achievement is an important indicator of progress and is a major factor in review of progress reports.  Insufficient progress through Milestones may result in loss of further funding.  The Milestones summarized below replace the Milestones proposed in the original Application.  These Milestones will be used as a basis for review in the progress reports and progress Evaluation Meetings unless further modified with Prior Approval from CIRM.

Clinical Trial Milestones:  Year 1
 (Q4 2014-Q3 2015)

	Milestone	Target completion date	Progress or Go/ No Go	Comments
Clinical/ Regulatory	1. Execute contracts with [***] and all other contractors necessary to open all eight clinical sites.	Q4 2014	Progress	Applies to contracts with vendors and service providers. Does not apply to contracts with all eight clinical sites, which will likely extend into Q2-3 2015 for completion.
CMC	2. Complete final release of sufficient cGMP‑grade material to supply proposed clinical plan Success criteria: At least [***] differentiated cells meeting specified release criteria	Q4 2014	Progress
Clinical/ Regulatory	3. Open first site Success criteria: First site open for enrollment, including site initiation, site agreement signed and IRB approval and imaging CRO contract signed	Q1 2015	Progress	Based on previous experience, it will likely take 5-6 months to complete IRB review and site training after obtaining FDA clearance for the trial.

Clinical/ Regulatory	4. Enroll first subject Success criteria: First subject enrolled in first cohort	Q1 2015	Progress	Enrollment will likely be slow at first, but is expected to accelerate as more sites open and outreach efforts reach referral centers
Clinical/ Regulatory	5. Execute contracts with all clinical sites	Q3 2015	Progress	Agreements signed with, and IRB approvals obtained at, all eight clinical sites.
Clinical/ Regulatory	6. Complete site initiation for remaining seven clinical sites Success criteria: Eight clinical sites open for enrollment	Q3 2015	Progress
Currently anticipated first four sites are Shepherd
[***]; however, this is subject to change based on results of final site qualification visits and other considerations.  Sites 5-8 are being determined, with identification/site qualification visits anticipated in Q1 2015.

Clinical/ Regulatory	7. Complete enrollment, DMC review of 30 day safety data from first cohort Success criteria: Enrollment of 3 subjects within 6 months; DMC approves escalation to second dose cohort	Q3 2015	Go/no go	If safety concerns deemed by DMC serious enough to pose an undue risk to patients are observed in the first dose cohort, a no go decision will be made.

Clinical Trial Milestones:  Year 2
 (Q4 2014-Q3 2016)

	Milestone	Target completion date	Progress or Go/ No Go	Comments
Clinical/ Regulatory	8. Enroll first subject in second dose cohort Success criteria: Enrollment of first subject in second cohort	Q4 2015	Progress	Assumes acceptable safety in cohort 1. Target is to enroll first subject within one month of DMC approval of dose escalation.

Clinical/ Regulatory	9. Complete enrollment, DMC review of safety data from second dose cohort Success criteria: Enrollment of 5 subjects in second cohort; DMC approves escalation to third dose cohort	Q1 2016	Go/no go
Enrollment should be more rapid in second dose cohort as more sites open, outreach completed.  It is expected to take 4-6 months to enroll 5 patient cohort.
If safety concerns deemed by DMC serious enough to pose an undue risk to patients are observed in the second dose cohort, a no go decision will be made.

Clinical/ Regulatory	10. Enroll first subject in third dose cohort Success criteria: Enrollment of first subject in the third cohort	Q2 2016	Progress	Assumes acceptable safety in cohort 2. Target is to enroll first subject within 1‑2 months of DMC approval of dose escalation.
Clinical/ Regulatory
11.      Initial (6 month) activity readout from second dose cohort

Success criteria:  Continued demonstration of safety.  If ≥ 2 of 5 subjects show ≥ 2 neurological levels improvement in motor function, this could be a possible early sign of efficacy

		Q3 2016	Progress
Based on historical controls, anticipated spontaneous frequency of ≥ 2 neurological level improvement in motor function is 1 of 5 subjects (21%) at 6 months.  However, given early timepoint, small number of subjects, and dose at low end of likely efficacious range, data will not be used as a go/no go decision point.

Clinical/ Regulatory	12. Complete enrollment of Phase 1/2a dose escalation study Success criteria: Enrollment of 5 subjects in third dose cohort	Q3 2016	Progress	Target is to enroll 5 subjects in third dose cohort within 4‑6 months.

Clinical Trial Milestones:  Year 3
 (Q4 2015-Q3 2017)

	Milestone	Target completion date	Progress or Go/ No Go	Comments
Clinical/ Regulatory

13.      Initial (6 month) activity readout from third dose cohort

Success criteria:  Continued demonstration of safety.  If ≥ 2 of 5 subjects show ≥ 2 neurological levels improvement in motor function, this could be a possible early sign of efficacy.
		Q1 2017	Progress
Based on historical controls, anticipated spontaneous frequency of ≥ 2 neurological level improvement in mot function is 1 of 5 subjects (21%) at 6 months.  If the data show a higher frequency of improvement this could be a promising early sign of efficacy.  However, subjects will also be followed to 1 year as improvements may take longer than 6 months to manifest.

Clinical/ Regulatory	14. Complete one year follow-up of Phase 1/2a dose escalation study	Q3 2017	Progress

Clinical Trial Milestones:  Year 4
 (Q4 2016-Q3 2018)

	Milestone	Target completion d ate	Progress or Go/ No Go	Comments
Clinical/ Regulatory	15. Complete study report Success criteria: No major safety concerns identified; ≥ 2 of 5 subjects show two neurological levels of improvement in at least one dose cohort	Q4 2017	Go/no go
Go/no go decision point for subsequent clinical trials, primarily from a safety perspective.  Will also be looking for evidence that are meeting TPP of >40% of patients achieving 2 neurological levels of improvement as preliminary efficacy readout for justification of investment in subsequent trials.

Process Development Milestones:  Year 1
 (Q4 2014-Q3 2015)

	Milestone	Target completion date	Progress or Go/ No Go	Comments
Regulatory	14. Obtain guidance from FDA regarding [***]	Q2 2015	Progress

CMC	15. Select [***] for AST-OPC1 commercial production Success criteria: Selection of [***] CIRM Clinical Advisory Panel will be consulted [***].	Q3 2015	Progress	[***] for commercial-scale production of AST‑OPC1. [***]. Performance will be compared.

Product Development Milestones:  Year 2
 (Q4 2015-Q3 2016)

	Milestone	Target completion date	Progress or Go/ No Go	Comments
CMC	16. Produce cGMP [***] for commercial production Success Criteria: [***] capable of supporting the production of [***] lots of AST-OPC1 per year over a [***] year product life cycle.	Q3 2016	Go/no go	Vial number requirements are based on conservative estimates of the number of manufacturing runs required for the commercial life of the product. This can be easily achieved by [***].
CMC	17. Establish OPC1 production process suitable to support cGMP Production for advanced clinical trials Success criteria: [***]	Q3 2016	Go/no go
Success criteria are established by minimum criteria to enable production ofAST-OPC1 for pivotal study using the new cell bank and manufacturing process.

It is anticipated that the pivotal trial will enroll 100‑150 patients requiring between 1E7 and 2E7 cells per patient thus requiring a maximum of 3E9 cells for the pivotal study.  [***].

[***]

Pharm/Tox	18. Initiate [***] comparability testing of AST-OPC1 made with the final process. Success criteria: Study initiated	Q3 2016	Progress	[***]
CMC	19. Transfer for development and prequalification [***] Success criteria: Assays accepted for full development	Q3 2016	Progress

Product Development Milestones:  Year 3
 (Q4 2016-Q3 2017)

	Milestone	Target completion date	Progress or Go/ No Go	Comments
CMC	20. Complete process lockdown for tech transfer of improved manufacturing process Success criteria: [***]	Q4 2016	Go/No Go
Potential timeline risk as no precedent exists for development of registration- ready hESC‑based manufacturing process.  Impact of any delay will be on initiation of pivotal trial, not on proposed CIRM project scope.

CMC	21. Implement new assays for OPC1 characterization Success criteria: [***].	Q1 2017	Progress	[***]
CMC	22. Lock down manufacturing process. Complete draft batch record. Produce material for [***]. Success criteria: [***].	Q3 2017	Progress
CMC	23. Complete the [***] of AST-OPC1 made with the final process. Success criteria: [***].	Q2 2017	Progress	[***]
Regulatory	24. Obtain FDA feedback on [***] Success criteria: Concurrence with FDA regarding [***].	Q2 2017	Progress
Pharm/tox	25. Initiate [***] to demonstrate equivalence of improved manufacturing process Success criteria: [***].	Q3 2017	Progress	[***]

Product Development Milestones:  Year 4
 (Q4 2017-Q3 2018)

	Milestone	Target completion date	Progress or Go/ No Go	Comments
CMC	26. Successfully complete [***], enabling cGMP manufacture of registration-enabling manufacturing process Success criteria: [***].	Q4 2017	Progress	[***]
Pharm/tox	27. Complete [***] for manufacturing process improvements Success criteria: [***].	Q3 2018	Go/No go	[***]